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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                               SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

              ------------------------------------------------
                        FAIRFIELD COMMUNITIES, INC.
              (Name of Registrant as Specified in its Charter)

                        FAIRFIELD COMMUNITIES, INC.
                 (Name of Person(s) Filing Proxy Statement)
              ------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:
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

                        [Boston EquiServe Letterhead]




April 12, 1996



To:     Stockholders of Fairfield Communities, Inc.

From:   Boston EquiServe

Re:     April 8, 1996 Mailing of Fairfield Communities, Inc. Proxy Materials
        --------------------------------------------------------------------

     We wrote to you on April 4, 1996, advising you that an error had occurred in the April 1, 1996 proxy mailing for Fairfield Communities, Inc., and followed up by mailing the proper proxy statement, dated April 8, 1996, and a BLUE proxy card, which was to replace the WHITE proxy card included in the April 1, 1996 mailing. We have now discovered that the BLUE proxy card was mistakenly printed and duplicated the errors of the WHITE proxy card. We have corrected the proxy card and reprinted it on YELLOW paper. The corrected YELLOW proxy card is enclosed, for you to vote your shares of Fairfield Communities, Inc. stock. Please do NOT return the WHITE or BLUE proxy cards - you should vote your shares of Fairfield Communities, Inc. stock using the YELLOW proxy card included with this mailing.

     The proper materials for Fairfield Communities, Inc.'s proxy solicitation consist of (a) the 1995 Annual Report, included in the April 1, 1996 mailing, (b) the April 8, 1996 Notice of the 1996 Annual Meeting of Stockholders of Fairfield Communities, Inc. and related Proxy Statement and
(c) the enclosed YELLOW proxy card. The April 1, 1996 Notice of the 1996 Annual Meeting of Stockholders of Fairfield Communities, Inc. and related Proxy Statement and the WHITE and BLUE proxy cards should be discarded.

     PLEASE MARK YOUR VOTE ON THE ENCLOSED YELLOW PROXY CARD, SIGN YOUR NAME IN ACCORDANCE WITH THE INSTRUCTIONS, DATE THE CARD AND RETURN IT TO US IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

     This is the second error by Boston EquiServe in mailing Fairfield Communities, Inc.'s 1996 proxy materials. Boston EquiServe is the largest stock transfer agent in the United States, handling proxy mailings for thousands of the best known companies in America. Errors of the type encountered in the Fairfield Communities, Inc. mailing are unprecedented. We sincerely apologize for the inconvenience caused, and want you to know that Boston EquiServe, and not Fairfield Communities, Inc., is bearing the additional expenses incurred as a result of these errors.